UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): July 24, 2003


                          COOPERATIVE BANKSHARES, INC.
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               (Exact Name of Registrant as Specified in Charter)


         North Carolina               0-24626                    56-1886527
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)



           201 Market Street, Wilmington, North Carolina       28401
           ------------------------------------------------------------
           (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (910) 343-0181
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable.


     (b)  Not applicable.


     (c)  The following exhibit is filed herewith:


           Exhibit 99        Press Release dated July 24, 2003


ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

     On July 24, 2003, Cooperative Bankshares, Inc. issued a press release announcing its unaudited financial results for the quarter and six months ended June 30, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          COOPERATIVE BANKSHARES, INC.



                           By:/s/ Frederick Willetts, III
                              -------------------------------------------
                              Frederick Willetts, III, President



Date: July 24, 2003